Exhibit 1.01

Conflict Minerals Report of Haemonetics Corporation
For the reporting period from January 1, 2018 to December 31, 2018

This is the Conflict Minerals Report (“CMR”) of Haemonetics Corporation (“Haemonetics,” “we,” “us” or “our”) for the reporting period from January 1, 2018 to December 31, 2018 pursuant to Rule 13p-1 (“Rule 13p-1”) promulgated under the Securities Exchange Act of 1934, as amended.
1. Introduction

Haemonetics is a global healthcare company dedicated to providing a suite of innovative hematology products and solutions to customers to help improve patient care and reduce the cost of healthcare. Our technology addresses important medical markets including blood and plasma component collection, the surgical suite, and hospital transfusion services.
Rule 13p-1 requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in Rule 13p-1 are necessary to the functionality or production of those products. The specified minerals, which we collectively refer to as “conflict minerals,” are gold, columbite-tantalite (coltan), cassiterite, and wolframite and its derivatives, specifically tantalum, tin and tungsten. Haemonetics manufactures, or contracts to manufacture, certain products for which conflict minerals are necessary to the functionality or production.
We have adopted a Conflict Minerals Statement, which is publicly available at http://www.haemonetics.com/Conflict-Minerals-Statement.
This CMR describes the measures we have undertaken to investigate the source and chain of custody of conflict minerals necessary to the products we manufacture or contract to manufacture, our efforts to determine the mine or location of origin of the necessary conflict minerals, and, to the extent known to us, the facilities used to process the conflict minerals and the country of origin of the conflict minerals.

2. Products Covered

During calendar year 2018, Haemonetics manufactured or contracted to manufacture the following blood and plasma collection and diagnostic devices for which conflict minerals are necessary to the products’ functionality or production: ACP® 215, Cell Saver® Elite®, HaemoBank®, MCS®+ 8150, MCS®+ 9000, NexSys PCS®, PCS2, Orthopat® and TEG® 6s (collectively, the “Products”).

We have conducted a good faith reasonable country of origin inquiry (“RCOI”) regarding the conflict minerals necessary to our Products’ functionality or production. Our RCOI was reasonably designed to determine whether such conflict minerals originated in the Democratic Republic of the Congo, Angola, Burundi, Central African Republic, the Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda, or Zambia (collectively, the “Covered Countries”) or came from scrap or recycled sources. Based on our RCOI, we determined or had reason to believe that conflict minerals necessary to our Products may have originated in a Covered Country and may not have come from recycled or scrap sources.

3. Design of Due Diligence Measures

Our due diligence process was designed to conform to the Organization for Economic Cooperation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition and accompanying supplements on gold, tin, tantalum and tungsten (the “OECD Guidance”). It is important to note that the OECD Guidance was written for both upstream entities (generally, miners and smelters) and downstream companies (generally, manufacturers and retailers) in the supply chain. As Haemonetics is a downstream company in the supply chain, we tailored our due diligence practices accordingly.

4. Due Diligence Measures Implemented

Due diligence measures undertaken by Haemonetics included the following:

We assembled an internal team of representatives from Procurement, Legal and Compliance, and Finance to support supply chain due diligence. We then identified those Haemonetics products that may contain conflict minerals. Next, we engaged with Tier 1 suppliers to collect information regarding the presence and sourcing of conflict minerals used in the products supplied to Haemonetics, using the Electronic Industry Citizenship Coalition (EICC) and Global e-Sustainability Initiative (GeSI) Conflict Minerals Due Diligence Template (EICC-GeSI Template) for data collection.
We then engaged with those suppliers by taking the following steps: first, an introduction email was sent to Tier 1 suppliers for the Products describing the compliance requirements and requesting conflict minerals information. Following the initial introductions to the program and information request, reminder emails were sent to each non-responsive supplier requesting survey completion. Suppliers who remained non-responsive to these email reminders were contacted by phone and offered assistance. This assistance included, but was not limited to, further information about our Conflict Minerals Compliance Program, an explanation of why the information was being collected, a review of how the information would be used and clarification regarding how the information needed could be provided. An escalation process was initiated for suppliers who continued to be non-responsive after the above contacts were made.
Based on the information obtained from our suppliers and otherwise obtained through the diligence process described above, we believe that the facilities used to process the necessary conflict minerals contained in our Products included the smelters and refiners listed below. However, this is not a comprehensive list, as we were unable to determine, based on our due diligence process, the smelters or refiners through which certain of the conflict minerals contained in our Products were processed:

8853 S.p.A.	ITALY
A.L.M.T. TUNGSTEN Corp.	JAPAN
Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Accurate Refining Group	UNITED STATES OF AMERICA
ACL Metais Eireli	BRAZIL
Advanced Chemical Company	UNITED STATES OF AMERICA
African Gold Refinery	UGANDA

AGR (Perth Mint Australia)	AUSTRALIA
AGR Mathey	AUSTRALIA
Aida Chemical Industries Co., Ltd.	JAPAN
Aktyubinsk Copper Company TOO	KAZAKHSTAN
Al Etihad Gold LLC	UNITED ARAB EMIRATES
Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Alent plc	UNITED STATES OF AMERICA
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
ALMT Corp	JAPAN
Alpha	UNITED STATES OF AMERICA
Alpha Metals Korea Ltd.	UNITED STATES OF AMERICA
Alpha Metals Taiwan	UNITED STATES OF AMERICA
Amagasaki Factory, Hyogo Prefecture, Japan	JAPAN
An Thai Minerals Co., Ltd.	VIET NAM
An Vinh Joint Stock Mineral Processing Company	VIET NAM
AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA
Argor-Heraeus S.A.	SWITZERLAND
Asahi Pretec Corp.	JAPAN
Asahi Refining Canada Ltd.	CANADA
Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Asaka Riken Co., Ltd.	JAPAN
Asia Tungsten Products Vietnam Ltd.	VIET NAM
ATAkulche	TURKEY
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
ATI Metalworking Products	UNITED STATES OF AMERICA
ATI Tungsten Materials	UNITED STATES OF AMERICA
AU Traders and Refiners	SOUTH AFRICA
AURA-II	UNITED STATES
Aurubis AG	GERMANY
Avon Specialty Metals Ltd	UNITED KINGDOM
BALORE REFINERSGA	INDIA
Bangalore Refinery	INDIA
Bangalore Refinery Pvt Ltd	INDIA
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Bauer Walser AG	GERMANY
Boliden AB	SWEDEN
Brand IMLI	INDONESIA
Brand RBT	INDONESIA
C. Hafner GmbH + Co. KG	GERMANY
Caridad	MEXICO

CCR	CANADA
CCR Refinery - Glencore Canada Corporation	CANADA
Cendres + M?taux SA	SWITZERLAND
Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES
CHALCO Yunnan Copper Co. Ltd.	CHINA
Changsha South Tantalum Niobium Co., Ltd.	CHINA
Changsha Southern	CHINA
Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA
Chengfeng Metals Co Pte Ltd	CHINA
Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Chimet S.p.A.	ITALY
China Henan Zhongyuan Gold Smelter	CHINA
China National Gold Group Corporation	CHINA
China National Non Ferrous	CHINA
China Rare Metal Material Co., Ltd.	CHINA
China Tin (Hechi)	CHINA
China Tin Group Co., Ltd.	CHINA
China Tin Lai Ben Smelter Co., Ltd.	CHINA
China Yunnan Tin Co Ltd.	CHINA
China's nonferrous mining group co., LTD	CHINA
China's Shandong Gold Mining Co., Ltd	CHINA
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Chugai Mining	JAPAN
CINTAS METALICAS S.A	SPAIN
CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Conghua Tantalum and Niobium Smeltry	CHINA
Cookson	UNITED STATES OF AMERICA
Cookson (Alpha Metals Taiwan)	UNITED STATES OF AMERICA
Cookson Alpha Metals (Shenzhen) Co., Ltd.	UNITED STATES OF AMERICA
Cooper Santa	BRAZIL
Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
CV Ayi Jaya	INDONESIA
CV Dua Sekawan	INDONESIA
CV Duta Putra Bangka	INDONESIA
CV Gita Pesona	INDONESIA
CV Nurjanah	INDONESIA
CV Serumpun Sebalai	INDONESIA
CV Tiga Sekawan	INDONESIA
CV United Smelting	INDONESIA

CV Venus Inti Perkasa	INDONESIA
D Block Metals, LLC	UNITED STATES
Da Nang Processing Import and Export Joint Stock	VIET NAM
DAE CHANG IND CO LTD	KOREA, REPUBLIC OF
Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
DaeryongENC	KOREA, REPUBLIC OF
Daye Non-Ferrous Metals Mining Ltd.	CHINA
Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Dayu Weiliang Tungsten Co., Ltd.	CHINA
Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Do Sung Corporation	KOREA, REPUBLIC OF
Doduco	GERMANY
DODUCO Contacts and Refining GmbH	GERMANY
DODUCO GmbH	GERMANY
Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Dongguan Standard Electronic Material Co., Ltd	CHINA
Douluoshan Sapphire Rare Metal Co Ltd	CHINA
Dowa	JAPAN
Dowa Kogyo k.k.	JAPAN
Dowa Kogyo k.k.	JAPAN
Dowa Metals & Mining Co. Ltd	JAPAN
Dowa Metals & Mining Co. Ltd	JAPAN
Dowa Metaltech Co., Ltd.	JAPAN
DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Duoluoshan	CHINA
E.S.R. Electronics	UNITED STATES OF AMERICA
Eco-System Recycling Co., Ltd.	JAPAN
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Elemetal Refining, LLC	UNITED STATES OF AMERICA
Elmet S.L.U.	SPAIN
EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Emirates Gold DMCC	UNITED ARAB EMIRATES
Empresa Metalúrgica Vinto	BOLIVIA
Empressa Nacional de Fundiciones (ENAF)	BOLIVIA (PLURINATIONAL STATE OF)
ENAF	BOLIVIA (PLURINATIONAL STATE OF)
Estanho de Rondonia S.A.	BRAZIL
Exotech Inc.	UNITED STATES
F & X	CHINA

F&X Electro-Materials Ltd.	CHINA
Faggi Enrico S.p.A.	ITALY
Feinhütte Halsbrücke GmbH	GERMANY
Fenix Metals	POLAND
Fidelity Printers and Refiners Ltd.	ZIMBABWE
FIR Metals & Resource Ltd.	CHINA
FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Fujian Jinxin Tungsten Co., Ltd.	CHINA
Fujian Zijin mining stock company gold smelter	CHINA
Funsur Smelter	PERU
Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Ganxian Shirui New Material Co., Ltd.	CHINA
Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Ganzhou Yatai Tungsten Co., Ltd.	CHINA
GCC Gujrat Gold Centre Pvt. Ltd.	INDIA
Geib Refining Corporation	UNITED STATES OF AMERICA
Gejiu Fengming Metallurgy Chemical Plant	CHINA
Gejiu Jinye Mineral Company	CHINA
Gejiu Kai Meng Industry and Trade LLC	CHINA
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Gejiu Yunxi Group Corp.	CHINA
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Gejiu Zi-Li	CHINA
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Global Advanced Metals Aizu	JAPAN
Global Advanced Metals Boyertown	UNITED STATES
Global Tungsten & Powders Corp.	UNITED STATES
Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Great Wall Precious Metals Co,. LTD.	CHINA
Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
GTP	UNITED STATES OF AMERICA
GUANG XI HUA XI CORP	CHINA
Guang Xi Liu Xhou	CHINA
Guangdong Gaoyao Co	CHINA
Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Guangdong Jinding Gold Limited	CHINA
Guangdong MingFa Precious Metal Co.,Ltd	CHINA

Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Guangdong Zhiyuan New Material Co., Ltd.	CHINA
GuangXi China Tin	CHINA
Guangxi Huaxi Group	CHINA
Guangxi Pinggui PGMA Co. Ltd.	CHINA
Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Gujarat Gold Centre	INDIA
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
H. Kramer & Co.	UNITED STATES OF AMERICA
H.C. Starck Co., Ltd.	THAILAND
H.C. Starck GmbH	GERMANY
H.C. Starck GmbH Laufenburg	GERMANY
H.C. Starck Hermsdorf GmbH	GERMANY
H.C. Starck Inc.	UNITED STATES
H.C. Starck Ltd.	JAPAN
H.C. Starck Smelting GmbH & Co. KG	GERMANY
H.C. Starck Tantalum and Niobium GmbH	GERMANY
H.C. Starck Tungsten GmbH	GERMANY
Han River Pelican State Alloy Co., Ltd.	CHINA
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
HANGZHOU YOUBANG SOLDER METALS CO.LTD.	CHINA
HARADA METAL INDUSTRY CO., LTD.	JAPAN
HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Heimerle + Meule GmbH	GERMANY
Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Henan Zhongyuan Gold Refinery Co., Ltd.	CHINA
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Heraeus Ltd. Hong Kong	CHINA
Heraeus Metals Hong Kong Ltd.	CHINA
Heraeus Precious Metals GmbH & Co. KG	GERMANY
HeTai Gold Mineral GuangDong Ltd. Co.	CHINA
Hi-Temp	UNITED STATES OF AMERICA
Hi-Temp Specialty Metals, Inc.	UNITED STATES
Hon Hai Precision Industry Co., LTD	TAIWAN
Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL
HuiChang Hill Tin Industry Co., Ltd.	CHINA
Huichang Jinshunda Tin Co., Ltd.	CHINA

Huichang Shun Tin Kam Industries, Ltd.	CHINA
Human Chun-Chang non-ferrous Smelting & Concentrating Co., Ltd.	CHINA
Hunan Chenzhou Mining Co., Ltd.	CHINA
Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Hunan Xianghualing tin	CHINA
HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
Hydrometallurg, JSC	RUSSIAN FEDERATION
INDONESIAN STATE TIN CORPORATION MENTOK SMELTER	INDONESIA
Indra Eramulti Logam	INDONESIA
Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Ishifuku Metal Industry Co., Ltd.	JAPAN
Istanbul Gold Refinery	TURKEY
Italpreziosi	ITALY
Japan Mint	JAPAN
Japan New Metals Co., Ltd.	JAPAN
JCC	CHINA
Jean Goldschmidt International	BELGIUM
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Jiangxi Copper Co., Ltd.	CHINA
Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Jiangxi Nanshan	CHINA
Jiangxi New Nanshan Technology Ltd.	CHINA
Jiangxi Richsea New Materials Co., Ltd.	CHINA
Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Jiangxi Tungsten Industry Group Co. Ltd.	CHINA
Jiangxi Tuohong New Raw Material	CHINA
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Jin Jinyin refining company limited	CHINA

Jinlong Copper Co., Ltd.	CHINA
Jiujiang Janny New Material Co., Ltd.	CHINA
Jiujiang Janny New Material Co., Ltd.	CHINA
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Jiujiang Nonferrous Metals Smelting Company Limited	CHINA
Jiujiang Tanbre Co., Ltd.	CHINA
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Johnson Matthey Canada	CANADA
Johnson Matthey Inc.	UNITED STATES OF AMERICA
Johnson Matthey Limited	CANADA
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
JSC Uralelectromed	RUSSIAN FEDERATION
JU TAI INDUSTRIAL CO.,LTD.	CHINA
JX Nippon Mining & Metals Co., Ltd.	JAPAN
Kai Union Industry and Trade Co., Ltd. (China)	CHINA
Kai Unita Trade Limited Liability Company	CHINA
Kaloti Precious Metals	UNITED ARAB EMIRATES
Kazakhmys Smelting LLC	KAZAKHSTAN
Kazzinc	KAZAKHSTAN
KEMET Blue Metals	MEXICO
KEMET Blue Powder	UNITED STATES
Kennametal Fallon	UNITED STATES
Kennametal Huntsville	UNITED STATES
Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
KGETS Co., Ltd.	KOREA, REPUBLIC OF
KGHM Polska Miedz S.A.	POLAND
KGHM Polska Miedz Spolka Akcyjna	POLAND
King-Tan Tantalum Industry Ltd.	CHINA
Kojima Chemicals Co., Ltd.	JAPAN
Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Kosak Seiren	JAPAN
Kundur Smelter	INDONESIA
Kyrgyzaltyn JSC	KYRGYZSTAN
Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
La Caridad	MEXICO
LAIZHOU SHANDONG	CHINA
L'azurde Company For Jewelry	SAUDI ARABIA
Lingbao Gold Co., Ltd.	CHINA
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Liuzhhou China Tin	CHINA
L'Orfebre S.A.	ANDORRA

LSM Brasil S.A.	BRAZIL
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Malaysia Smelting Corporation (MSC)	MALAYSIA
Malipo Haiyu Tungsten Co., Ltd.	CHINA
Marsam Metals	BRAZIL
Materion	UNITED STATES OF AMERICA
Matsuda Sangyo Co., Ltd.	JAPAN
Melt Metais e Ligas S.A.	BRAZIL
MEM(Sumitomo Group)	JAPAN
Mentok Smelter	INDONESIA
Metahub Industries Sdn. Bhd.	MALAYSIA
Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	CHINA
Metallic Resources, Inc.	UNITED STATES OF AMERICA
Metallo Belgium N.V.	BELGIUM
Metallo Spain S.L.U.	SPAIN
Metallo-Chimique N.V.	BELGIUM
Metallurgical Products India Pvt. Ltd. (MPIL)	INDIA
Metallurgical Products India Pvt., Ltd.	INDIA
Metalor Switzerland	SWITZERLAND
Metalor Technologies (Hong Kong) Ltd.	CHINA
Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Metalor Technologies (Suzhou) Ltd.	CHINA
Metalor Technologies S.A.	SWITZERLAND
Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Met-Mex Penoles, S.A.	MEXICO
Mineracao Taboca S.A.	BRAZIL
Ming Li Jia smelt Metal Factory	CHINA
Minmetals Ganzhou Tin Co. Ltd.	CHINA
Minsur	PERU
Mitsubishi Materials Corporation	JAPAN
Mitsui Kinzoku Co., Ltd.	JAPAN
Mitsui Mining & Smelting	JAPAN
Mitsui Mining and Smelting Co., Ltd.	JAPAN
MMTC-PAMP India Pvt., Ltd.	INDIA
Modeltech Sdn Bhd	MALAYSIA
Moliren Ltd.	RUSSIAN FEDERATION
Molycorp Silmet A.S.	ESTONIA
Morris and Watson	NEW ZEALAND

Morris and Watson Gold Coast	AUSTRALIA
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
MSC	MALAYSIA
Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Nam Hing Industrial Laminate Ltd.	CHINA
Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Nanshan Tin Co. Ltd.	CHINA
Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
NH Recytech Company	KOREA, REPUBLIC OF
Niagara Refining LLC	UNITED STATES
Nihon Material Co., Ltd.	JAPAN
Niihama Toyo Smelter & Refinery	JAPAN
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Norddeutsche Affinererie AG	GERMANY
NPM Silmet AS	ESTONIA
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Nyrstar Metals	UNITED STATES
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Ohio Precious Metals, LLC	UNITED STATES OF AMERICA
Ohura Precious Metal Industry Co., Ltd.	JAPAN
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
OJSC Kolyma Refinery	RUSSIAN FEDERATION
OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
OM Manufacturing Phils. Inc	PHILIPPINES
OMSA	BOLIVIA (PLURINATIONAL STATE OF)
Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
PAMP S.A.	SWITZERLAND
Pan Pacific Copper Co Ltd.	JAPAN
Pease & Curren	UNITED STATES OF AMERICA
Penglai Penggang Gold Industry Co., Ltd.	CHINA
PGMA	CHINA
Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Phoenix Metal Ltd.	RWANDA
Plansee SE Liezen	AUSTRIA
Plansee SE Reutte	AUSTRIA
Planta Recuperadora de Metales SpA	CHILE

Pobedit, JSC	RUSSIAN FEDERATION
Pongpipat Company Limited	MYANMAR
Power Resources Ltd.	MACEDONIA
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
PT Alam Lestari Kencana	INDONESIA
PT Aneka Tambang (Persero) Tbk	INDONESIA
PT Aries Kencana Sejahtera	INDONESIA
PT Artha Cipta Langgeng	INDONESIA
PT ATD Makmur Mandiri Jaya	INDONESIA
PT Babel Inti Perkasa	INDONESIA
PT Babel Surya Alam Lestari	INDONESIA
PT Bangka Kudai Tin	INDONESIA
PT Bangka Prima Tin	INDONESIA
PT Bangka Putra Karya	INDONESIA
PT Bangka Serumpun	INDONESIA
PT Bangka Timah Utama Sejahtera	INDONESIA
PT Bangka Tin Industry	INDONESIA
PT Belitung Industri Sejahtera	INDONESIA
PT BilliTin Makmur Lestari	INDONESIA
PT Bukit Timah	INDONESIA
PT Cipta Persada Mulia	INDONESIA
PT Donna Kembara Jaya	INDONESIA
PT DS Jaya Abadi	INDONESIA
PT Eunindo Usaha Mandiri	INDONESIA
PT Fang Di MulTindo	INDONESIA
PT HANJAYA PERKASA METALS	INDONESIA
PT HP Metals Indonesia	INDONESIA
PT Indora Ermulti	INDONESIA
PT Indra Eramult Logam Industri	INDONESIA
PT Inti Stania Prima	INDONESIA
PT Justindo	INDONESIA
PT Karimun Mining	INDONESIA
PT Kijang Jaya Mandiri	INDONESIA
PT Koba Tin	INDONESIA
PT Lautan Harmonis Sejahtera	INDONESIA
PT Menara Cipta Mulia	INDONESIA
PT Mitra Stania Prima	INDONESIA
PT O.M. Indonesia	INDONESIA
PT Panca Mega Persada	INDONESIA
PT Premium Tin Indonesia	INDONESIA
PT Prima Timah Utama	INDONESIA
PT Rajawali Rimba Perkasa	INDONESIA
PT Refined Bangka Tin	INDONESIA

PT Sariwiguna Binasentosa	INDONESIA
PT Seirama Tin Investment	INDONESIA
PT Singkep Times Utama	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
PT Sukses Inti Makmur	INDONESIA
PT Sumber Jaya Indah	INDONESIA
PT Tambang Timah	INDONESIA
PT Timah (Persero) Tbk Kundur	INDONESIA
PT Timah (Persero) Tbk Mentok	INDONESIA
PT Timah (Persero), Tbk	INDONESIA
PT Timah Nusantara	INDONESIA
PT Tinindo Inter Nusa	INDONESIA
PT Tirus Putra Mandiri	INDONESIA
PT Tommy Utama	INDONESIA
PT Wahana Perkit Jaya	INDONESIA
PT Yinchendo Mining Industry	INDONESIA
PX Precinox S.A.	SWITZERLAND
QG Refining, LLC	UNITED STATES OF AMERICA
QuantumClean	UNITED STATES
Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Refinery of Seemine Gold Co., Ltd.	CHINA
Remondis Argentia B.V.	NETHERLANDS
Republic Metals Corporation	UNITED STATES OF AMERICA
Resind Ind e Com Ltda.	BRAZIL
Resind Industria e Comercio Ltda.	BRAZIL
RFH	CHINA
RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
RFH Tantalum Smeltry Co., Ltd.	CHINA
richemax international co.,LTD	TAIWAN
Royal Canadian Mint	CANADA
Rui Da Hung	TAIWAN, PROVINCE OF CHINA
SAAMP	FRANCE
Sabin Metal Corp.	UNITED STATES OF AMERICA
Safimet S.p.A	ITALY
SAFINA A.S.	CZECH REPUBLIC
Saganoseki Smelter & Refinery	JAPAN
Sai Refinery	INDIA
Samdok Metal	KOREA, REPUBLIC OF
Samduck Precious Metals	KOREA, REPUBLIC OF
Samwon Metals Corp.	KOREA, REPUBLIC OF
Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
SAXONIA Edelmetalle GmbH	GERMANY

Schone Edelmetaal B.V.	NETHERLANDS
SD (Samdok) Metal	KOREA, REPUBLIC OF
SEMPSA Joyeria Plateria S.A.	SPAIN
SENJU METAL INDUSTRY CO.,LTD.	JAPAN
Shan Dong Huangjin	China
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	China
Shandong Gold Mine(Laizhou) Smelter Co., Ltd.	CHINA
Shandong Guoda Gold Co., Ltd.	CHINA
Shandong Humon Smelting Co., Ltd.	CHINA
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Shandong Yanggu Xiangguang Co. Ltd.	CHINA
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd	CHINA
Shenzhen fujun material technology co.,ltd	CHINA
Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Shonan Plant Tanaka Kikinzoku	JAPAN
Shunda Huichang Kam Tin Co., Ltd.	CHINA
Shyolkovsky	RUSSIAN FEDERATION
Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Sino-Platinum Metals Co.,Ltd	CHINA
Smelting Branch of Yunnan Tin Company Ltd	CHINA
SMM	JAPAN
So Accurate Group, Inc.	UNITED STATES OF AMERICA
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Soft Metais Ltda.	BRAZIL
Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Solikamsk	RUSSIAN FEDERATION
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Solikamsk Metal Works	RUSSIAN FEDERATION
South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Sudan Gold Refinery	SUDAN
Sumitomo Metal Mining Co., Ltd.	JAPAN
Sun Surface Technology Co Ltd	CHINA
SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
SungEel HiTech	KOREA, REPUBLIC OF
Super Dragon Technology Co., Ltd	CHINA
Super Ligas	BRAZIL

T.C.A S.p.A	ITALY
Taicang City Nancang Metal Material Co.,Ltd	CHINA
Taki Chemical Co., Ltd.	JAPAN
Taki Chemicals	JAPAN
Tanaka Denshi Kogyo K.K	JAPAN
Tanaka Electronics (Singapore) Pte. Ltd.	JAPAN
Tanaka Kikinzoku International	JAPAN
Tanaka Kikinzoku Kogyo K.K	JAPAN
Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Telex Metals	UNITED STATES
Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM
Thailand Smelting & Refining Co Ltd	THAILAND
Thaisarco	THAILAND
The Gejiu cloud new colored electrolytic	CHINA
The Great Wall Gold and Silver Refinery of China	CHINA
The Hutti Gold Company	INDIA
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tianshui ling bo technology co., Ltd	CHINA
TIN PLATING GEJIU	CHINA
Tin Technology & Refining	UNITED STATES OF AMERICA
Tokuriki Honten Co., Ltd.	JAPAN
Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Tony Goetz NV	BELGIUM
TOO Tau-Ken-Altyn	KAZAKHSTAN
Torecom	KOREA, REPUBLIC OF
Toyo Smelter & Refinery	JAPAN
Tranzact, Inc.	UNITED STATES
Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
ULBA	KAZAKHSTAN
Ulba Metallurgical Plant JSC	KAZAKHSTAN
Ultracore Co., Ltd.	THAILAND
Umicore Brasil Ltda.	BRAZIL
Umicore Precious Metals Refining Hoboken	BELGIUM
Umicore Precious Metals Thailand	THAILAND
Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Unecha Refractory metals plant	RUSSIAN FEDERATION
Unit Timah Kundur PT Tambang	INDONESIA
United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Universal Precious Metals Refining Zambia	ZAMBIA
univertical international (suzhou) co. ltd	CHINA
Valcambi S.A.	SWITZERLAND
Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM

VQB Mineral and Trading Group JSC	VIET NAM
WBH	AUSTRIA
Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
White Solder Metalurgia e Mineracao Ltda.	BRAZIL
WIELAND Edelmetalle GmbH	GERMANY
Williams Advanced Materials	UNITED STATES OF AMERICA
Wolfram Bergbau und Hutten AG	AUSTRIA
Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Wuxi Lantronic Electronic Co Ltd	CHINA
Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Xiamen Tungsten Co., Ltd.	CHINA
Xianghualing Tin Industry Co., Ltd.	CHINA
Xianghualing Tin Minerals	CHINA
XiHai - Liuzhou China Tin Group Co ltd	CHINA
Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Xinmao Xiye (Tin Company)	CHINA
XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Xstrata	CANADA
Xstrata Canada Corporation	CANADA
Yamakin Co., Ltd.	JAPAN
Yamamoto Precious Co., Ltd.	JAPAN
Yamamoto Precious Metal Co., Ltd.	JAPAN
Yanling Jincheng Tantalum Co., Ltd.	CHINA
Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Yifeng Tin	CHINA
Yokohama Metal Co., Ltd.	JAPAN
YTCL	CHINA
Yunan Gejiu Yunxin Electrolyze Limited	CHINA
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Yunnan Chengo Electric Smelting Plant	CHINA
Yunnan Copper Industry Co., Ltd.	CHINA
Yunnan Tin Company Limited	CHINA
Yunnan Tin Company, Ltd.	CHINA
Yunnan Xi YE	CHINA
Yuntinic Resources	CHINA
YUNXIN colored electrolysis Company Limited	CHINA
Zhangyuan Tungsten Co Ltd	CHINA
Zhao Jin Mining Industry Co Ltd	CHINA
Zhao Yuan Gold Mine	CHINA
Zhao Yuan Gold Smelter of ZhongJin	CHINA

Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Zhongjin Gold Corporation Limited	CHINA
Zhongkuang Gold Industry Co., Ltd	CHINA
Zhongshan Jinye Smelting Co., Ltd	CHINA
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Zhuhai Quanjia	CHINA
Zhuzhou Cemented Carbide Group	CHINA
Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Zijin Kuang Ye Refinery	CHINA
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Zijin Mining Industry Corporation	CHINA

Based on the information obtained through the due diligence process described above, we believe that the countries of origin of the conflict minerals contained in our Products included the countries listed below. However, this is not a comprehensive list, as we were unable to determine, based on our due diligence process, the countries from which certain of the conflict minerals contained in our Products originated. Also, to the extent that any of the conflict minerals originated in a Covered Country, we were unable to determine the specific mine or location of origin:

ANDORRA
AUSTRALIA
AUSTRIA
BELGIUM
BOLIVIA
BRAZIL
CANADA
CHILE
CHINA
ESTONIA
FRANCE
GERMANY
INDIA
INDONESIA
ITALY
JAPAN
KAZAKHSTAN
KOREA, REPUBLIC OF
KYRGYZSTAN
LITHUANIA
MACEDONIA
MALAYSIA
MEXICO

MYANMAR
NETHERLANDS
NEW ZEALAND
NORTHERN IRELAND
PERU
PHILIPPINES
POLAND
RUSSIAN FEDERATION
RWANDA
SAUDI ARABIA
SINGAPORE
SOUTH AFRICA
SPAIN
SUDAN
SWEDEN
SWITZERLAND
TAIWAN, PROVINCE OF CHINA
THAILAND
TURKEY
UGANDA
UNITED ARAB EMIRATES
UNITED KINGDOM
UNITED STATES
UZBEKISTAN
VIETNAM
ZAMBIA
ZIMBABWE
5. Steps to Improve Due Diligence
Haemonetics will endeavor to continuously improve upon its supply chain due diligence efforts via the following measures: First, we will continue to assess the presence of conflict minerals in our supply chain. We will continue to educate employees and suppliers about our Conflict Minerals Policy and clearly communicate expectations with regard to supplier performance, transparency and sourcing. We will also continue to endeavor to increase the response rate for RCOI and due diligence processes. In addition, we will compare our supplier survey results to information collected via independent conflict free smelter validation programs such as the EICC/GeSI Conflict Free Smelter program.